UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4932

John Hancock World Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock Health Sciences Fund

Annual Report
10.31.07

TABLE OF CONTENTS

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 14

Notes to financial
statements
page 20

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

Volatility returned to the U.S. stock market in the 12-month period ended October 31, 2007; however, stocks still posted a strong gain of 14.56%, as measured by the Standard & Poor’s 500 Index. The market experienced a particularly sharp downturn in August, as the subprime mortgage market’s woes increased. Rising defaults and an ensuing credit crunch caused heightened fears about their potential impact on U.S. economic growth. Foreign markets felt some ripple effects from the subprime issue, but they continued nonetheless to benefit from solid economic growth and outperformed the U.S. market in this period.

During this period of volatility, the U.S. stock market also passed a significant milestone — the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high for the first time on May 30, 2007. During that period, the S&P 500 Index experienced five significant short-term sell-offs of 6% or more, with the August subprime-induced meltdown being the most recent.

This nearly complete market cycle highlights the importance of two investment principles you have heard us speak of often: diversification and patience. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

The recent volatility in the securities markets has prompted many investors to question how long this type of market cycle will last. History tells us it will indeed end and that when it does, today’s leaders may well turn into laggards and vice versa. The subprime mortgage market woes are just the latest example of why investors should be both patient and well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in stocks of U.S. and foreign health sciences companies.

Over the last twelve months

► Health care stocks did well, but trailed the broader market.

► Life sciences tools and services, health care equipment and supplies, and health care services and providers rallied nicely, while pharmaceutical and biotechnology stocks produced more modest returns.

► The Fund underperformed the Russell 3000 Health Care Index because of its investment in Aveta, Inc., a privately held managed health care company that declined sharply.

Top 10 issuers

Merck & Co., Inc.	4.4%	Cardinal Health, Inc.	3.1%

Shire Plc	4.3%	Novartis AG	3.0%

Abbott Laboratories	4.2%	Bayer AG	2.9%

Gilead Sciences, Inc.	3.8%	Thermo Fisher Scientific, Inc.	2.8%

Inverness Medical Innovations, Inc.	3.3%	Aetna, Inc.	2.4%

As a percentage of net assets on October 31, 2007.

Manager’s report

John Hancock
Health Sciences Fund

In December, Timothy E. Keefe assumed management responsibilities for the Fund, replacing Jon D. Stephenson who left the firm to pursue other opportunities. Tim Keefe is chief equity officer of MFC Global Investment Management (U.S.), LLC and portfolio manager of several John Hancock equity funds. What follows is Jon Stephenson’s comments on the fiscal year and Tim Keefe’s outlook.

Health care stocks made good headway during the year ended October 31, 2007, benefiting from favorable demographic trends, positive earnings growth and strong merger and acquisition activity, especially during the first half of the period. The sector, however, lagged the broader market, with the Russell 3000 Healthcare Index returning 11.21% for the year compared to 14.56% for the Standard & Poor’s 500 Index. Life sciences tools and services, health care equipment and supplies and health care providers and services led advances in the health care sector. Biotechnology and pharmaceutical gains were more modest, lagging both the sector index and broader market.

Health care stocks made the bulk of their advances in the first six months of the period, then fell behind during the second half as mergers and acquisitions slowed. In addition, pharmaceuticals, which represent about 45% of the Russell 3000 Healthcare Index, took a breather after a strong run in the first half. Although health care stocks

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Theratechnologies	▲	Strong earnings growth driven by company’s treatment for sunken skin caused by HIV lipo-atrophy

Aveta	▼	Earnings shortfall; investor concerns about company’s debt
obligations; halt in trading

Amgen	▼	Safety concerns and reimbursement issues around key product

Portfolio Manager, MFC Global Investment Management (U.S.), LLC
Timothy E. Keefe, CFA

“Health care stocks made good
headway during the year ended
October 31, 2007, benefiting
from favorable demographic
trends, positive earnings
growth and strong merger and
acquisition activity…”

benefited from the Federal Reserve’s decision to lower key short-term interest rates in September, they did not rebound as much as more economically sensitive sectors.

Performance review

For the 12 months ended October 31, 2007, John Hancock Health Sciences Fund’s Class A, Class B and Class C shares returned 8.91%, 8.14% and 8.12%, respectively, at net asset value. During the same period, the average Morningstar, Inc. specialty/ health fund returned 12.90% .1 Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions.

The Fund underperformed the Russell index and Morningstar peer group average largely because of a sizable investment in a single stock: Aveta, Inc., a privately held managed health care company with a strong market presence in Puerto Rico. Aveta took a sharp downturn early in 2007 after pre-announcing disappointing fourth quarter 2006 earnings numbers, triggering concerns the company might not be able to meet its debt obligations. The stock subsequently stopped trading. We later further wrote down the value of the holding in the portfolio, based on our analysis of the company’s financial outlook. In addition, some non-health care holdings, which had been added for diversification purposes, hurt performance early in the reporting period. We eliminated these names. Finally, below-average stakes and disappointing returns from health care providers and services as well as from life sciences tools and services hampered relative performance as both subsectors posted very strong gains.

Health Sciences Fund

Biggest winners from pharmaceuticals

Our focus on innovative biotechnology, pharmaceutical and medical device companies with strong growth prospects resulted in outsized gains from a number of individual stocks. Among the standouts were Bayer AG, Theratechnologies, Inc. and Shire Plc. Bayer, a German-based chemicals conglomerate, climbed sharply, fueled by its growing emphasis on pharmaceuticals, following the 2006 acquisition of drug giant Schering. Theratechnologies, a small Canadian biotechnology company, soared, driven by strong prospects related to its treatment for HIV lipo-atrophy, a condition resulting in fat redistribution and sunken skin. Shire, a specialty pharmaceutical company in the United Kingdom, also rallied nicely, benefiting from strong earnings growth, approval for its next-generation treatment for Attention Deficit Hyperactivity Disorder (ADHD) and a promising new product pipeline. Other top pharmaceutical gainers included Auxilium Pharmaceuticals, Inc., which climbed after receiving positive clinical data for a product in development as well as a patent for a key hormone product which removed the near-term threat of generic competition.

Standouts in equipment, biotech and services

In the health care equipment and supplies group, Inverness Medical Innovations, Inc., a diagnostics company, rallied sharply, driven by positive financial performance as well as some acquisitions that broadened its cardiovascular capabilities. Hologic, Inc., which sells digital mammography equipment, also benefited from an acquisition as well as from strong demand for its products. In biotech, Gilead Sciences, Inc., which focuses on HIV drug treatments, climbed nicely amid growing demand for its products. Medco Health Solutions, Inc., a pharmaceuticals benefits manager, was another winner, thanks to both industry-wide prescription growth and the company’s increased penetration of the higher margin mail order and generic businesses.

INDUSTRY DISTRIBUTION[2]
Pharmaceuticals	33%
Biotechnology	20%
Health care equipment	16%
Managed health care	4%
Health care supplies	4%
Health care distributors	3%
Health care services	3%
Diversified chemicals	3%
Electronic equipment
manufacturers	3%
Health care technology	3%
Health care facilities	2%
Systems software	1%

Disappointments from missed expectations

Some stocks did not perform as expected. Among the pharmaceuticals that fell short was Santarus, Inc., which makes a protein pump inhibitor for treating ulcers. It reported disappointing earnings that overshadowed sales growth, while

Health Sciences Fund

Inyx, Inc., which specializes in drug delivery technologies, dropped sharply after a management buyout fell through. We sold both names as their outlooks weakened, but kept our stake in Novartis AG, a Swiss-based pharmaceuticals company. Novartis suffered from unexpected events, including the Food and Drug Administration’s decision to remove Zelnorn, a gastrointestinal treatment, from the market; a delay in the approval of a new diabetes treatment; and earlier-than-expected generic competition for a key hypertension product. We held on, believing that the company’s strong pipeline of products in development could help attract renewed investor attention. In biotech, detractors included Amgen, Inc. and Panacos Pharmaceuticals, Inc. Amgen sunk amid growing safety concerns related to its Epogen product, which stimulates red blood cell growth. Panacos fell as investors worried about the company’s ability to solve formulation issues related to its promising new HIV treatment, leading us to sell the position. We also lost some ground from having an underweight early in the year in life sciences tools and services, as the industry posted sharp gains fueled by excitement around molecular diagnostics as well as acquisitions in the group.

“Our focus on innovative
biotechnology, pharmaceutical
and medical device companies
with strong growth prospects
resulted in outsized gains from a
number of individual stocks.”

Cautious optimism

We remain optimistic about the longer-term prospects of the names we own. The Fund has a bias toward companies that we think are particularly well positioned for growth because of the number of innovative products and services they offer or have in development. Many of these stocks are also selling at attractive levels relative to their intrinsic (or true) value.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2007.

Health Sciences Fund

A look at performance

For the periods ended October 31, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	10-1-91	3.46%	10.12%	7.37%	—	3.46%	61.94%	103.54%	—

B	3-7-94	3.95	10.20	7.31	—	3.95	62.49	102.56	—

C	3-1-99	7.28	10.47	—	6.31%	7.28	64.49	—	70.02%

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The gross expenses are as follows: Class A — 1.53%, Class B — 2.23%, Class C — 2.23% .

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Health Sciences Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Health Sciences
Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	10-31-97	$20,256	$20,256	$20,754	$19,860

C2,3	3-1-99	17,002	17,002	14,009	14,402

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of October 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 3000 Healthcare Index — Index 1 — is a capitalization-weighted index composed of companies involved in medical services or health care.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 Index 1 figure as of closest month end to inception date.

Health Sciences Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,037.20	$7.71

Class B	1,000.00	1,033.40	11.29

Class C	1,000.00	1,033.40	11.28

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Health Sciences Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2007, with the same investment held until October 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-07	on 10-31-07	period ended 10-31-07[1]

Class A	$1,000.00	$1,017.64	$7.63

Class B	1,000.00	1,014.10	11.18

Class C	1,000.00	1,014.11	11.17

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.20% and 2.20% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Health Sciences Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-07

This schedule is divided into three main categories: common stocks, warrants and short-
term investments. Common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 94.75%		$191,230,048
(Cost $156,384,965)

Biotechnology 20.55%		41,481,320

Acorda Therapeutics, Inc. (I)	116,150	2,354,360

Amgen, Inc. (I)	19,550	1,136,050

BioMarin Pharmaceutical, Inc.	127,000	3,521,710

Biosphere Medical, Inc. (I)	178,600	778,696

Celgene Corp. (I)	36,600	2,415,600

CytRx Corp. (I)(L)	343,000	1,296,540

Enzo Biochem, Inc. (I)(L)	81,500	986,965

Exelixis, Inc. (I)	148,000	1,628,000

Genentech, Inc. (I)	49,400	3,662,022

Genzyme Corp. (I)	13,900	1,055,983

Gilead Sciences, Inc. (I)	165,300	7,635,207

Isis Pharmaceuticals, Inc. (I)(L)	101,100	1,781,382

OSI Pharmaceuticals, Inc. (I)	89,200	3,708,044

PDL BioPharma, Inc. (I)	46,100	977,320

Qiagen NV (Netherlands) (F)(I)	68,000	1,600,720

Regeneration Technologies, Inc. (I)	303,400	3,219,074

Rosetta Genomics Ltd. (Israel) (F)(I)	83,933	587,531

Theratechnologies, Inc. (Canada) (F)(I)	259,920	3,136,116

Diversified Chemicals 2.88%		5,821,870

Bayer AG (Germany) (C)	69,800	5,821,870

Electronic Equipment Manufacturers 2.78%		5,610,474

Thermo Fisher Scientific, Inc.	95,400	5,610,474

Health Care Distributors 3.10%		6,258,760

Cardinal Health, Inc.	92,000	6,258,760
Health Care Equipment 16.19%		32,675,512

Accuray, Inc. (I)	86,400	1,736,640

ArthroCare Corp. (I)	27,800	1,802,552

Electro-Optical Sciences, Inc. (I)	225,000	1,190,250

Electro-Optical Sciences, Inc. (I)(K)	43,860	232,019

Gen-Probe, Inc. (I)	31,100	2,177,622

Hologic, Inc. (I)(L)	55,550	3,773,512

Hospira, Inc. (I)	81,200	3,355,996

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Health Care Equipment (continued)

Medco Health Solutions, Inc. (I)	36,150	$3,411,837

Neurometrix, Inc. (I)(L)	200,200	1,721,720

OraSure Technologies, Inc. (I)	101,000	916,070

SenoRx, Inc. (I)	157,120	1,425,078

SonoSite, Inc. (I)(L)	85,000	2,991,150

Thoratec Corp. (I)	207,800	4,149,766

Zoll Medical Corp. (I)	155,000	3,791,300

Health Care Facilities 2.41%		4,854,563

Assisted Living Concepts, Inc. (I)	120,000	1,056,000

Capital Senior Living Corp. (I)	151,000	1,349,940

DaVita, Inc. (I)	17,450	1,137,566

Sun Healthcare Group, Inc. (I)	81,180	1,311,057

Health Care Services 2.87%		5,786,908

Aveta, Inc. (B)(I)(S)	752,790	4,140,345

Eurand NV (Netherlands) (F)(I)	119,750	1,646,563

Health Care Supplies 3.97%		8,005,139

Inverness Medical Innovations, Inc. (I)	30,650	1,841,759

Inverness Medical Innovations, Inc. (I)(K)	81,800	4,915,362

Northstar Neuroscience, Inc. (I)	94,190	1,248,018

Health Care Technology 2.57%		5,183,235

AMAG Pharmaceuticals, Inc. (I)(L)	58,300	3,809,905

Heartware Ltd. (Australia) (F)(I)(K)	1,835,000	1,373,330

Managed Health Care 4.29%		8,653,940

Aetna, Inc.	85,550	4,805,343

WellPoint, Inc. (I)	48,575	3,848,597

Pharmaceuticals 32.52%		65,637,473

Abbott Laboratories	155,400	8,487,948

Altus Pharmaceuticals, Inc. (I)(L)	118,000	1,633,120

Anesiva, Inc. (I)	194,250	1,159,672

Auxilium Pharmaceuticals, Inc. (I)	75,200	1,986,032

Barr Pharmaceuticals, Inc. (I)	54,800	3,141,136

BioMimetic Therapeutics, Inc. (I)	144,000	1,982,880

Cubist Pharmaceuticals, Inc. (I)	40,350	944,190

Endo Pharmaceuticals Holdings, Inc. (I)	120,500	3,530,650

ImClone Systems, Inc. (I)	65,200	2,813,380

Inspire Pharmaceuticals, Inc. (I)	519,500	3,241,680

Medicis Pharmaceutical Corp. (Class A)	69,350	2,059,002

Merck & Co., Inc.	151,950	8,852,607

Novartis AG (ADR) (Switzerland) (F)	113,500	6,034,795

Paladin Labs, Inc. (Canada) (F)(I)	117,100	1,245,220

Roche Holding AG (Switzerland) (F)	17,250	2,944,702

Schering-Plough Corp.	99,650	3,041,318

Sepracor, Inc. (I)	89,000	2,451,060

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Pharmaceuticals (continued)

Shire Plc (ADR) (United Kingdom) (F)		114,250	$8,585,888

Vertex Pharmaceuticals, Inc. (I)		46,450	1,502,193

Systems Software 0.62%			1,260,854

SXC Health Solutions Corp. (Canada) (F)(I)		79,100	1,260,854

Issuer		Shares	Value

Warrants 0.00%			$0
(Cost $0)

Health Care Equipment 0.00%			0

Electro-Optical Sciences, Inc. (B)		6,579	0

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 12.07%			$24,368,239
(Cost $24,368,239)

Joint Repurchase Agreement 4.88%			9,852,000

Joint Repurchase Agreement with Barclays Plc dated 10-31-07
at 4.550% to be repurchased at $9,853,245 on 11-1-07,
collateralized by $9,360,748 U.S. Treasury Inflation Indexed
Bond, 2.375%, due 1-15-27 (valued at $10,049,040,
including interest)	4.550%	$9,852	9,852,000

		Shares
Cash Equivalents 7.19%			14,516,239

John Hancock Cash Investment Trust (T)(W)		14,516,239	14,516,239

Total investments (Cost $180,753,204) 106.82%			$215,598,287

Other assets and liabilities, net (6.82%)			($13,763,898)

Total net assets 100.00%			$201,834,389

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

ADR American Depositary Receipt

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $4,140,345 or 2.05% of the Fund’s net assets as of October 31, 2007.

(C) Parenthetical disclosure of a country in the security description represents country of issuer.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. The Fund may be unable to sell a direct placement security and it may be more difficult to determine a market value for a direct placement security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a direct placement security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is shown below:
			Value as a
			percentage
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer, description	date	cost	net assets	October 31, 2007

Electro-Optical Sciences, Inc.	10-31-06	$250,002	0.11%	$232,019

Heartware Ltd.	6-13-07	926,987	0.68%	1,373,330

Inverness Medical Innovations, Inc.	8-17-06	2,474,450	2.44%	4,915,362

Total			3.23%	$6,520,711

(L) All or a portion of this security is on loan as of October 31, 2007.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,140,345 or 2.05% of the Fund’s net assets as of October 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

See notes to financial statements

Health Sciences Fund

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $166,236,965) including
$14,378,478 of securities loaned (Note 1)	$201,082,048
Investments in affiliated issuers, at value (cost $14,516,239)	14,516,239
Total investments, at value (cost $180,753,204)	215,598,287
Foreign currency at value (cost $471)	472
Receivable for investments sold	3,423,843
Receivable for shares sold	166,385
Dividends and interest receivable	161,701
Other assets	19,944
Total assets	219,370,632

Liabilities

Due to custodian	430,544
Payable for investments purchased	1,445,983
Payable for shares repurchased	536,880
Payable upon return of securities loaned (Note 1)	14,516,239
Payable to affiliates
Management fees	422,260
Distribution and service fees	14,136
Other	57,186
Other payables and accrued expenses	113,015
Total liabilities	17,536,243

Net assets

Capital paid-in	148,093,108
Accumulated net realized gain on investments, options written and
foreign currency transactions	18,901,325
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currencies	34,847,606
Accumulated net investment loss	(7,650)
Net assets	$201,834,389

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($140,163,191 ÷ 3,423,961 shares)	$40.94
Class B ($50,186,441 ÷ 1,420,769 shares)[1]	$35.32
Class C ($11,484,757 ÷ 325,118 shares)[1]	$35.32

Maximum offering price per share

Class A2 ($40.94 ÷ 95%)	$43.09

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $65,669)	$1,087,640
Securities lending	464,891
Interest	373,898
Total investment income	1,926,429

Expenses

Investment management fees (Note 2)	1,745,838
Distribution and service fees (Note 2)	1,181,253
Transfer agent fees (Note 2)	726,458
Accounting and legal services fees (Note 2)	30,634
Printing fees	59,428
Custodian fees	56,220
Blue sky fees	46,287
Professional fees	35,388
Interest expense on securities sold short	16,567
Trustees’ fees	10,120
Securities lending fees	6,713
Miscellaneous	22,383

Total expenses	3,937,289

Net investment loss	(2,010,860)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	28,416,791
Options written	(19,924)
Foreign currency transactions	(75,528)
28,321,339
Change in net unrealized appreciation (depreciation) of
Investments	(8,962,736)
Short sales	323,387
Translation of assets and liabilities in foreign currencies	3,572
(8,635,777)
Net realized and unrealized gain	19,685,562

Increase in net assets from operations	$17,674,702

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	10-31-06	10-31-07

Increase (decrease) in net assets

From operations
Net investment loss	($2,953,448)	($2,010,860)
Net realized gain	67,227,102	28,321,339
Change in net unrealized appreciation (depreciation)	(48,454,481)	(8,635,777)

Increase in net assets resulting from operations	15,819,173	17,674,702

Distributions to shareholders
From net realized gain
Class A	(15,429,832)	(32,669,792)
Class B	(13,896,965)	(17,818,136)
Class C	(1,898,067)	(3,156,263)
	(31,224,864)	(53,644,191)
From Fund share transactions (Note 4)	(22,073,968)	(14,609,308)

Total decrease	(37,479,659)	(50,578,797)

Net assets

Beginning of year	289,892,845	252,413,186
End of year[1]	$252,413,186	$201,834,389

1 Includes accumulated net investment loss of $7,650 and $7,650, respectively.

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$34.67	$39.79	$43.22	$49.09	$47.10
Net investment loss[1]	(0.38)	(0.47)	(0.49)	(0.35)	(0.26)
Net realized and unrealized
gain on investments	5.50	3.90	7.93	3.44	3.79
Total from investment operations	5.12	3.43	7.44	3.09	3.53
Less distributions
From net realized gain	—	—	(1.57)	(5.08)	(9.69)
Net asset value, end of period	$39.79	$43.22	$49.09	$47.10	$40.94
Total return[2] (%)	14.77	8.62	17.77[3]	6.61[3]	8.91

Ratios and supplemental data

Net assets, end of period
(in millions)	$117	$125	$149	$158	$140
Ratio of net expenses to average
net assets (%)	1.67	1.57	1.56	1.52	1.55
Ratio of gross expenses to average
net assets (%)	1.67	1.57	1.58[4]	1.53[4]	1.55
Ratio of net investment loss
to average net assets (%)	(1.04)	(1.08)	(1.06)	(0.78)	(0.67)
Portfolio turnover (%)	95	54	50[5]	93	87

1 Based on the average of the shares outstanding.
2 Assumes dividend reinvestment and does not reflect the effect of sales charges.
3 Total returns would have been lower had certain expenses not been reduced during the period shown.
4 Does not take into consideration expense reductions during the period shown.
5 Excludes merger activity.

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$32.39	$36.91	$39.81	$44.76	$42.18
Net investment loss[1]	(0.59)	(0.72)	(0.75)	(0.61)	(0.47)
Net realized and unrealized
gain on investments	5.11	3.62	7.27	3.11	3.30
Total from investment operations	4.52	2.90	6.52	2.50	2.83
Less distributions
From net realized gain	—	—	(1.57)	(5.08)	(9.69)
Net asset value, end of period	$36.91	$39.81	$44.76	$42.18	$35.32
Total return[2] (%)	13.95	7.86	16.95[3]	5.82[3]	8.14

Ratios and supplemental data

Net assets, end of period
(in millions)	$154	$134	$124	$80	$50
Ratio of net expenses to average
net assets (%)	2.37	2.27	2.26	2.22	2.25
Ratio of gross expenses to average
net assets (%)	2.37	2.27	2.28[4]	2.23[4]	2.25
Ratio of net investment loss
to average net assets (%)	(1.74)	(1.77)	(1.76)	(1.49)	(1.38)
Portfolio turnover (%)	95	54	50[5]	93	87

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

5 Excludes merger activity.

See notes to financial statements

Health Sciences Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03	10-31-04	10-31-05	10-31-06	10-31-07

Per share operating performance

Net asset value, beginning of period	$32.39	$36.91	$39.81	$44.76	$42.18
Net investment loss[1]	(0.59)	(0.72)	(0.75)	(0.61)	(0.46)
Net realized and unrealized
gain on investments	5.11	3.62	7.27	3.11	3.29
Total from investment operations	4.52	2.90	6.52	2.50	2.83
Less distributions
From net realized gain	—	—	(1.57)	(5.08)	(9.69)
Net asset value, end of period	$36.91	$39.81	$44.76	$42.18	$35.32
Total return[2] (%)	13.95	7.86	16.95[3]	5.85[3]	8.12

Ratios and supplemental data

Net assets, end of period
(in millions)	$13	$13	$17	$14	$11
Ratio of net expenses to average
net assets (%)	2.37	2.27	2.26	2.22	2.25
Ratio of gross expenses to average
net assets (%)	2.37	2.27	2.28[4]	2.23[4]	2.25
Ratio of net investment loss
to average net assets (%)	(1.73)	(1.78)	(1.76)	(1.49)	(1.37)
Portfolio turnover (%)	95	54	50[5]	93	87

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

5 Excludes merger activity.

See notes to financial statements

Health Sciences Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Health Sciences Fund (the Fund) is a non-diversified series of John Hancock World Fund (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of Class A, Class B and Class C shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translations

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York Mellon (BNYM), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNYM, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2007.

Health Sciences Fund

Securities lending

The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. Prior to May 8, 2007, the Fund paid the Adviser $6,713 for security lending services relating to an arrangement which ended on May 7, 2007.

Short sales

The Fund, in “selling short,” sells borrowed securities, which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund may realize losses upon repurchase at prices which may exceed the prices used in determining the liability on the Fund’s Statement of Assets and Liabilities. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market. The Fund had no open positions in short sales on October 31, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,059,005 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2009 — $936,581 and October 31, 2010 — $1,122,424.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund’s net assets, results of operations and financial statement disclosures.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after

Health Sciences Fund

November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign dividends, when the Fund becomes aware of the dividends from cash collections. Interest income on investment securities is recorded on the accrual basis. Discounts/premiums are accreted/amortized for financial reporting purposes. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31 2006, the tax character of distributions paid was as follows: long-term capital gain $31,224,864. During the year ended October 31, 2007, the tax character of distributions paid was as follows: long-term capital gain $53,644,191. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2007, the components of distributable earnings on a tax basis included $10,245,062 of undistributed ordinary income and $10,976,918 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund’s average daily net asset value, and (b) 0.70% of the Fund’s average daily net asset value in excess of $200,000,000. The effective rate for the year ended October 31, 2007 is 0.79% of the Fund’s average daily net asset value. The Fund has a sub-advisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers). Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreement described above for the year ended October 31, 2007, were as follows:

	Transfer agent	Distribution and
Share class	fees	service fees

Class A	$73,466	$440,793
Class B	30,854	617,071
Class C	6,170	123,389
Total	$110,490	$1,181,253

Additionally, there are out-of-pocket expenses included in transfer agent fees.

Health Sciences Fund

Class A shares are assessed up-front sales charges. During the year ended October 31, 2007, JH Funds received net up-front sales charges of $118,052 with regard to sales of Class A shares. Of this amount, $15,770 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $85,741 was paid as sales commissions to unrelated broker-dealers and $16,541 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2007, CDSCs received by JH Funds amounted to $84,104 for Class B shares and $1,265 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly fee which is based on an annual rate of $15 for each Class A shareholder account, $17.50 for each Class B shareholder account and $16.50 for each Class C shareholder account. The Fund also pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance and legal services for the Fund. The compensation for the year amounted to $30,634 with an effective rate of 0.01% of the Fund’s average daily net asset value.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaf-filiated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Health Sciences Fund

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended October 31, 2006 and October 31, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Year ended 10-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	905,024	$40,986,398	635,161	$25,216,998
Distributions reinvested	321,186	14,697,455	806,074	30,872,640
Repurchased	(905,116)	(40,992,154)	(1,376,975)	(53,682,434)
Net increase	321,094	$14,691,699	64,260	$2,407,204

Class B shares

Sold	140,848	$5,822,156	80,635	$2,741,741
Distributions reinvested	318,638	13,147,022	508,697	16,924,355
Repurchased	(1,332,425)	(54,233,794)	(1,068,318)	(36,319,524)
Net decrease	(872,939)	($35,264,616)	(478,986)	($16,653,428)

Class C shares

Sold	40,990	$1,704,023	28,860	$966,456
Distributions reinvested	42,275	1,744,277	90,600	3,014,273
Repurchased	(121,336)	(4,949,351)	(127,724)	(4,343,813)
Net decrease	(38,071)	($1,501,051)	(8,264)	($363,084)

Net decrease	(589,916)	($22,073,968)	(422,990)	($14,609,308)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2007, aggregated $185,879,314 and $251,330,990 respectively.

The cost of investments owned on October 31, 2007, including short-term investments, for federal income tax purposes, was $181,014,854. Gross unrealized appreciation and depreciation of investments aggregated $44,972,273 and $10,388,840, respectively, resulting in net unrealized appreciation of $34,583,433. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
Reclassification of accounts

Capital accounts within financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary book tax differences will reverse in a subsequent period. During the year ended October 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $6,418,132, a decrease in accumulated net investment loss of $2,010,860 and an increase in capital paid-in of $4,407,272. These reclassifications are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America for net operating losses and treating a portion of the proceeds from redemption as distribution for tax purposes. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

Health Sciences Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the John Hancock World Fund Trust and Shareholders of
John Hancock Health Sciences Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Health Sciences Fund (the Fund) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2007.

The Fund has designated distributions to shareholders of $58,041,537 as a long-term capital gain dividend.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Health
Sciences Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock World Fund (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Health Sciences Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and Peer Group.

The Board noted that during the 10-year period, the Fund’s performance, although generally competitive, was below the performance of the Peer Group and Category medians and higher than the performance of both of its benchmark indices, the Russell 3000 Health Index and Standard & Poor’s 500 Index. The Board noted that, during the 1-, 3- and 5-year periods, the Fund’s performance was lower than the performance of one of its benchmark indices, the Standard & Poor’s 500 Index, but higher than or not appreciably lower than the performance of its other benchmark index, the Russell 3000 Health Index. The Board viewed favorably that the Fund’s performance during the 1-, 3- and 5-year periods was higher than the performance of the Peer Group and Category medians.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of Category, but lower than the median of its Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John
Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the
Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	57

Interim Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc.
(chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987);
Trustee, Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	57

Former Chancellor, University of Texas System, and former President, University of Texas at Austin;
Chairman and Chief Executive Officer, IBT Technologies (until 2001); Director of the following:
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006),
Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity
Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (man-
ufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner, [2] Born: 1938	2004	57

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2007).

John A. Moore,[2] Born: 1939	1996	57

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (con-
sulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

Independent Trustees (continued)

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	1996	57

Executive Director, Council for International Exchange of Scholars and Vice President, Institute of In-
ternational Education (since 1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell University
(until 1998); Former President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford Foundation, International
Fellowships Program (since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for
International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	57

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees[3]

Name, year of birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Variable Life Insurance Company (since March 2007); Executive Vice President,
John Hancock Life Insurance Company (since June 2004); Chairman and Director, John Hancock
Advisers, LLC (the Adviser), John Hancock Funds, LLC and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Director,
Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company
Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer,
MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds and John Hancock Funds III (since 2006); Secretary, John
Hancock Funds II and Assistant Secretary, John Hancock Trust (since June 2007); Vice President and
Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and
Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Principal officers who are not Trustees (continued)

Name, year of birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since
June 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since June 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005); Vice
President and Chief Financial Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management (until 2005); Vice President, Operations, Manulife Wood Logan
(2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

► A name you know and trust

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

► Solutions across the investing spectrum

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

► Committed to you

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	P.O. Box 9510	PricewaterhouseCoopers LLP
Boston, MA 02199	Portsmouth, NH 03802-9510	125 High Street
Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock Signature	John Hancock Signature
	Services, Inc.	Services, Inc.
	P.O. Box 9510	Mutual Fund Image Operations
	Portsmouth, NH 03802-9510	164 Corporate Drive
Portsmouth, NH 03801

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	SECTOR
Balanced Fund	Financial Industries Fund
Classic Value Fund	Health Sciences Fund
Classic Value Fund II	Real Estate Fund
Classic Value Mega Cap Fund	Regional Bank Fund
Core Equity Fund	Technology Fund
Growth Fund	Technology Leaders Fund
Growth Opportunities Fund
Growth Trends Fund	INTERNATIONAL/GLOBAL
Intrinsic Value Fund	Global Opportunities Fund
Large Cap Equity Fund	Global Shareholder Yield Fund
Large Cap Select Fund	Greater China Opportunities Fund
Mid Cap Equity Fund	International Allocation Portfolio
Small Cap Equity Fund	International Classic Value Fund
Small Cap Fund	International Core Fund
Small Cap Intrinsic Value Fund	International Growth Fund
Sovereign Investors Fund
U.S. Core Fund	INCOME
U.S. Global Leaders Growth Fund	Bond Fund
Value Opportunities Fund	Government Income Fund
High Yield Fund
ASSET ALLOCATION	Investment Grade Bond Fund
Lifecycle 2010 Portfolio	Strategic Income Fund
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	TAX - FREE INCOME
Lifecycle 2025 Portfolio	California Tax-Free Income Fund
Lifecycle 2030 Portfolio	High Yield Municipal Bond Fund
Lifecycle 2035 Portfolio	Massachusetts Tax-Free Income Fund
Lifecycle 2040 Portfolio	New York Tax-Free Income Fund
Lifecycle 2045 Portfolio	Tax-Free Bond Fund
Lifecycle Retirement Portfolio
Lifestyle Aggressive Portfolio	MONEY MARKET
Lifestyle Balanced Portfolio	Money Market Fund
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio	CLOSED - END
Lifestyle Moderate Portfolio	Bank and Thrift Opportunity Fund
Income Securities Trust
Investors Trust
Patriot Premium Dividend Fund II
Preferred Income Fund
Preferred Income II Fund
Preferred Income III Fund
Tax-Advantaged Dividend Income Fund
Tax-Advantaged Global Shareholder Yield Fund

A Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus includes this and other important information about the Fund. To obtain a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Health Sciences Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

2800A 10/07
12/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements for John Hancock Health Sciences Fund amounted to $26,300 for the fiscal year ended October 31, 2007 and $26,300 for the fiscal year ended October 31, 2006 These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") for John Hancock Health Sciences Fund amounted to $3,000 for the fiscal year ended October 31, 2007 and $3,000 for the fiscal year ended October 31, 2006. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2007 and fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,406,169 for the fiscal year ended October 31, 2007 and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock World Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 19, 2007

By: /s/ Charles A. Rizzo ------------------------------------- Charles A. Rizzo Chief Financial Officer Date: December 19, 2007